FY2022 20-F

Exhibit 13.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of monday.com Ltd. (the “Company”) for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eliran Glazer, do certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eliran Glazer

Eliran Glazer

Chief Financial Officer

Date: March 14, 2023